Global High Income Dollar Fund Inc.                                Annual Report


                                                               December 15, 1996


Dear Shareholder,

We are pleased to present you with the annual report for Global High Income Dollar Fund Inc. (the "Fund") for the year ended October 31, 1996.


GENERAL MARKET OVERVIEW

================================================================================

     Following a correction in U.S. Treasuries early in the year, bond markets worldwide performed strongly. In a global environment characterized by ample liquidity, low short-term interest rates, moderate growth and low inflation, most markets rose to, or close to, historically high valuations, while yields compressed everywhere. Higher yielding markets, and emerging market debt in particular, did especially well.

     Fixed income markets worldwide were also helped by moves taken by governments to achieve fiscal austerity. At the margin, tighter fiscal policies allow governments to pursue easier monetary, lower interest rate policies. In our opinion, this combination strongly contributed to bond performance this year.


PORTFOLIO REVIEW

================================================================================

     For the 12-month period ended October 31, 1996, the Fund's total return was 25.34% based on the Fund's net asset value change assuming (for illustrative purposes only) dividends reinvested at the net asset value on the payable dates, and 20.26% based on the Fund's share price on the New York Stock Exchange and dividends reinvested under the Fund's Dividend Reinvestment Plan. Over the same period, the JP Morgan Emerging Bond Index (EMBI) returned 39.9%. As of October 31, 1996, the Fund's net asset value per share was $14.99, while its share price on the New York Stock Exchange was $12.63. During the fiscal year, the Fund made distributions totalling $1.27 per share.

     Over the 12 month period, our strategy to add to positions of countries where macro-economic developments supported stability helped the Fund achieve strong returns. These purchases included Moroccan loans, Mexican global bonds and Venezuelan Brady bonds. Venezuelan debt performed particularly well this year, due to a convergence of positive factors affecting the country's credit. The rise in the price of oil increased the government's tax take, and the country's fiscal situation improved substantially as a result. The government also took concrete steps toward economic liberalization, and the appointment of several new ministers fostered forthright discussion about policy directions, which served to enhance the country's credibility and increased investor confidence.

-------------------------------------------------------------------------------

ASSET
ALLOCATION

Global High Income
Dollar Fund Inc.
As of October 31, 1996

[PIE CHART]

U.S. Dollar Denominated
Sovereign Debt             61.35%

Cash & Cash Equivalents    19.78%

U.S. Dollar Denominated
Corporate Debt             14.40%

Foreign Currency Debt       4.47%

------------------------------------------------------------------------------

     Mexico continued to stabilize after last year's liquidity crisis, as the economy benefited greatly from strong trade performance. The government also successfully managed the peso moderately lower to protect it from becoming overvalued again, and it did so without provoking a capital flight crisis. Although we anticipate some turbulence in the Mexican market due to next year's municipal elections, we believe Mexican debt will continue to offer attractive returns. In fact, the Fund's largest position remains in Mexican sovereign debt.

     We also initiated positions in Russian Vnesheconombank loans and Bulgarian Brady bonds. The Russian loans appreciated substantially from the Fund's purchase price. However, because the debt is non-performing until a restructuring deal is completed, we kept the Fund's exposure under 5%. In October, Russia received sovereign credit ratings on its external debt of BB-from Standard & Poor's and BA2 from Moody's. Over the coming year, we anticipate substantial debt issuance by Russian municipalities and companies and are directing more of our research efforts to this country.

     Conversely, we reduced the Fund's exposure in Brazilian debt given our concern over a number of issues, including the government's lack of fiscal policy reform. Moreover, we dramatically reduced the Fund's position in South African Rand-denominated bonds because of the high level of domestic credit growth in this country. Together with high wage demands by unionized workers, this credit growth engenders rand instability and raises the prospects of inflation pressures.


     Finally, we have also continued the Fund's underweight position in Argentine debt. Because of its large up-coming financing needs, the next several years are critical for economic reform in Argentina. Successful completion of these financings would likely result in a significant upgrade to Argentina's credit rating. However, while the Menem government has made tremendous progress with economic reform in the past, several developments beyond the government's control could have a negative impact on the outcome of this situation.

     In general, there are several reasons why, despite strong returns, the Fund underperformed the EMBI index in the last year. The index consists almost entirely of Brady bonds which, over the last several years, have proved to be volatile both on the upside and the downside. In an effort to reduce volatility, we have tried to vary the Fund's holdings to include not only Brady bonds, but also Eurobonds and local currency fixed income of emerging market issuers. In the last year, these securities generally have risen as much as most Brady bonds. Over the long term, we believe a more varied approach will allow the Fund to better capture attractive income available from emerging market debt and capital appreciation resulting from improvements in the creditworthiness of emerging market debt issuers, while reducing volatility associated with a portfolio consisting of Brady bonds alone.

Global High Income Dollar Fund Inc.                                Annual Report

     Additionally, we maintained short-term investments in the Fund that exerted a drag on performance. We reinvested these proceeds selectively on temporary market declines and in new issues as they came to market. However, with the markets' strong liquidity-driven moves, this strategy underper- formed one which would have immediately reinvested all proceeds.


OUTLOOK
================================================================================

     With general bond yields at low levels and emerging market debt yield spreads at historically narrow levels, risks are greater. Based on what we know now, we see no obvious, strong threats to present valuations, but neither do valuations offer much downside protection in the event of a negative surprise. For this reason, one of our most important goals in the coming year will be to identify and assess prospective risks to current valuations. As always, we will manage the Fund through careful investment selection so as to reduce risk, and we will seek to position the Fund to enhance its income distributions where we can do so prudently.


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,


/s/ Margo N. Alexander                     /s/ Stuart Waugh

MARGO N. ALEXANDER                         STUART WAUGH
President,                                 Vice President and Portfolio Manager,
Mitchell Hutchins Asset Management Inc.    Global High Income Dollar Fund Inc.


FUND PROFILE

Goal:
High level of current
income, secondarily
capital appreciation

Portfolio Manager:
Stuart Waugh,
Mitchell Hutchins
Asset Management
Inc.

Total Net Assets:
$340.9 million (as of
October 31, 1996)

Dividend Payment:
Monthly
                                                                              3

PAINEWEBBER            GLOBAL HIGH INCOME DOLLAR FUND INC.


                   PORTFOLIO OF INVESTMENTS                     OCTOBER 31, 1996

PRINCIPAL
 AMOUNT                                                      MATURITY                  INTEREST
 (000)*                                                       DATES                     RATES                VALUE
---------                                            ------------------------  ------------------------   ------------
LONG-TERM DEBT SECURITIES - 80.22%
ARGENTINA - 4.26%
US$17,640  Republic of Argentina...................          03/31/05                   6.625%+           $ 14,530,950
                                                                                                          ------------
BRAZIL - 12.06%
 US$6,000  Celulose Nipo-Brasileira, S.A...........          12/21/03                   9.375                5,925,000
 US$3,000  Companhia Brasileira de Petroleos
             Ipiranga..............................          02/25/02                   8.625                3,022,500
 US$7,000  Federal Republic of Brazil, DISC........          04/15/24                   6.500+               5,136,250
 US$7,000  Federal Republic of Brazil, EI (1)......          04/15/06                   6.500+               5,941,250
US$22,000  Federal Republic of Brazil, EXIT........          09/15/13                   6.000               15,070,000
 US$6,000  Metalurgica Gerbau, S.A.................    11/23/01 to 05/24/04        10.250 to 11.125          6,030,000
                                                                                                          ------------
                                                                                                            41,125,000
                                                                                                          ------------
BULGARIA - 1.86%
US$20,000  Republic of Bulgaria, FLIRB.............          07/28/12                   2.250++              6,350,000
                                                                                                          ------------
CHILE - 0.94%
 US$3,000  Banco del Estado Chile, S.A.............          08/01/01                   8.390                3,190,050
                                                                                                          ------------
COLOMBIA - 0.61%
 US$2,000  Banco Ganadero, S.A.....................          08/26/99                   9.750                2,092,500
                                                                                                          ------------
INDIA - 0.88%
 US$3,000  Reliance Industries, Ltd................          09/27/05                   8.125                2,992,500
                                                                                                          ------------
INDONESIA - 3.03%
10,000,000 Bank Tambungan Negara...................          07/31/98                  15.800+               4,153,609
2,000,000  Bank Tambungan Negara...................          01/23/98                  17.000                  847,894
 US$3,000  Indah Kiat International Finance........          06/15/06                  12.500                3,243,750
5,000,000  Polysindo Eka Perkasa...................          05/05/98                  15.920+               2,092,903
                                                                                                          ------------
                                                                                                            10,338,156
                                                                                                          ------------
JAMAICA - 1.33%
 US$4,765  Government of Jamaica Loan
             Participation, Tranche A (JP
             Morgan)(2)............................          10/16/00                   6.344+               4,526,467
                                                                                                          ------------
MEXICO - 21.71%

 US$4,720  Grupo Industrial Durango, S.A. de C.V...    07/15/01 to 08/01/03        12.000 to 12.625          4,871,050
US$10,000  Mexican Multi Year Refinance
             Loan Participation
             (Salomon Brothers)(2).................          03/20/05                   6.563+               8,487,500
US$14,500  Petroleos Mexicanos.....................          12/01/23                   8.625               11,382,500
US$42,750  United Mexican States DISC(3)...........          12/31/19              6.352 to  6.453+         35,161,875
US$14,068  United Mexican States...................    02/06/01 to 05/15/26        9.750 to 11.500          14,111,580
                                                                                                          ------------
                                                                                                            74,014,505
                                                                                                          ------------
MOROCCO - 4.06%
US$12,500  Kingdom of Morocco Loan Participation,
             Tranche A (JP Morgan)(2)..............          01/01/09                   6.438%+              9,890,625

PAINEWEBBER          GLOBAL HIGH INCOME DOLLAR FUND INC.

PRINCIPAL
 AMOUNT                                                      MATURITY                  INTEREST
 (000)*                                                       DATES                     RATES                VALUE
---------                                            ------------------------  ------------------------   ------------

MOROCCO - (CONCLUDED)
 US$5,000  Kingdom of Morocco Loan Participation,
             Tranche A (Chase Manhattan
             Bank)(2) .............................          01/01/09                   6.438%+           $  3,956,250
                                                                                                          ------------
                                                                                                            13,846,875
                                                                                                          ------------
PANAMA - 2.18%
US$10,000  Republic of Panama PDI..................          07/17/16                   6.750+               7,437,500
                                                                                                          ------------
PHILIPPINES - 4.00%
 US$3,000  CE Casecnan Water & Energy..............          11/15/10                  11.950                3,330,000
 US$5,639  Republic of Philippines.................          10/07/16                   8.750                5,540,318
 US$5,000  Republic of Philippines DCB.............          12/01/09                   6.438+               4,775,000
                                                                                                          ------------
                                                                                                            13,645,318
                                                                                                          ------------
POLAND - 7.47%
   11,300  Republic of Poland......................          10/12/01                  12.000                3,243,269
US$27,000  Republic of Poland, PDI.................          10/27/14                   4.000++             22,207,500
                                                                                                          ------------
                                                                                                            25,450,769
                                                                                                          ------------
PERU - 0.97%
 US$6,000  Government of Peru, FLIRB#..............             --                        --                 3,285,000
                                                                                                          ------------
ROMANIA - 0.89%
 US$3,000  National Bank of Romania................          06/25/99                   9.750                3,001,875
                                                                                                          ------------
RUSSIA - 4.00%
 US$5,000  Russian Principle Loan#.................             --                        --                 2,681,250
 US$8,000  Vnesheconombank Loan Participation,
             (Chase Manhattan Bank)(2)##...........             --                        --                 5,850,000
 US$7,000  Vnesheconombank Loan Participation, (JP
             Morgan)(2)##..........................             --                        --                 5,118,750
                                                                                                          ------------
                                                                                                            13,650,000
                                                                                                          ------------
SOUTH AFRICA - 1.44%
   28,000  Republic of South Africa................          08/31/10                   13.000               4,915,545
                                                                                                          ------------
TRINIDAD & TOBAGO - 2.88%

 US$9,000  Republic of Trinidad and Tobago.........    11/03/00 to 10/03/04        9.750 to 11.750           9,832,500
                                                                                                          ------------
VENEZUELA - 5.65%
US$16,175  Republic of Venezuela PAR...............          03/31/20                   6.750               11,464,031
 US$9,500  Republic of Venezuela DCB...............          12/18/07                   6.625+               7,790,000
                                                                                                          ------------
                                                                                                            19,254,031
                                                                                                          ------------
Total Long-Term Debt Securities (cost -
$238,788,686)......................................                                                        273,479,541
                                                                                                          ------------
SHORT-TERM DEBT SECURITIES - 12.04%
INDONESIA - 0.68%
5,500,000  Bank Pembangunan Indonesia..............          07/17/97                  15.860+               2,325,806
                                                                                                          ------------
POLAND - 3.17%
   33,780  Republic of Poland Treasury Bills.......    11/13/96 to 09/03/97        18.400 to 20.906         10,792,872
                                                                                                          ------------
UNITED STATES - 8.19%
   28,000  U.S. Treasury Bills(1)..................          11/14/96                   5.025@              27,949,320
                                                                                                          ------------
Total Short-Term Debt Securities (cost -
$41,843,141).......................................                                                         41,067,998
                                                                                                          ------------

PAINEWEBBER            GLOBAL HIGH INCOME DOLLAR FUND INC.

PRINCIPAL
 AMOUNT                                                      MATURITY                  INTEREST
 (000)*                                                       DATES                     RATES                VALUE
---------                                            ------------------------  ------------------------   ------------
REPURCHASE AGREEMENTS - 8.44%
  $14,384  Repurchase agreement dated 10/31/96 with
             Dresdner Securities (USA), Inc.,
             collateralized by $13,949,000 U.S.
             Treasury Notes, 7.375% due 11/15/97;
             proceeds: $14,386,206.................          11/01/96                   5.520%            $ 14,384,000
   14,383  Repurchase agreement dated 10/31/96 with
             Salomon Brothers, Inc, collateralized
             by $14,478,000 U.S. Treasury Notes,
             5.250%
             due 12/31/97; proceeds: $14,385,177...          11/01/96                   5.450               14,383,000
                                                                                                          ------------
Total Repurchase Agreements (cost - $28,767,000)...                                                         28,767,000
                                                                                                          ------------
NUMBER OF
 SHARES
  (000)
---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES
  LOANED - 8.39%
MONEY MARKET FUNDS - 8.39%
   13,315  Short Term Investment Company Liquid
             Assets Portfolio......................                                                         13,314,819
   15,281  Temporary Investment Fund, Inc..........                                                         15,281,431
                                                                                                          ------------
Total investments of cash collateral for securities
loaned
  (cost - $28,596,250).............................                                                         28,596,250
                                                                                                          ------------
Total Investments (cost - $337,995,077) -
109.09%............................................                                                        371,910,789
Liabilities in excess of other assets - (9.09%)....                                                        (31,000,810)
                                                                                                          ------------
Net Assets - 100.00%...............................                                                       $340,909,979
                                                                                                          ------------

------------
Note: The Portfolio of Investments is listed by the issuer's country of origin

*       In local currency unless otherwise indicated
@       Yield to Maturity
+       Reflects rate at October 31, 1996 on variable rate instruments

++      Reflects rate at October 31, 1996 on step coupon rate instruments
#       Purchased on a when issued basis, coupon rate and maturity date will be determined upon settlement
##      Non-performing loans currently under restructuring
(1)     A portion of security was on loan at October 31, 1996
(2) Participation interest was acquired through the financial institution indicated parenthetically
(3) With an additional 65,767,000 recoverable rights attached expiring on 06/30/03 with no market value
(4) With an additional 80,875 warrants attached expiring on 04/15/20 with no market value
DCB     Debt Conversion Bond
DISC    Discount Bond
EI      Eligible Interest
EXIT    Investment Bond
FLIRB   Front-loaded Interest Reduction Bond
PAR     Par Bond
PDI     Past Due Interest Bond

PAINEWEBBER        GLOBAL HIGH INCOME DOLLAR FUND INC.

FORWARD FOREIGN CURRENCY CONTRACT

                                      CONTRACT TO    IN EXCHANGE       MATURITY        UNREALIZED
                                        DELIVER          FOR             DATE         APPRECIATION
                                      -----------   -------------    -------------    ------------

South African Rand.................    14,594,541   US$ 3,177,562       11/21/96       $   86,389


INVESTMENTS BY TYPE OF ISSUER

                                            PERCENTAGE OF NET ASSETS
                                           --------------------------
                                           LONG-TERM       SHORT-TERM
                                           ---------       ----------
Government and other public issuers.....     63.73%           11.36%
Repurchase agreements...................        --             8.44
Money market funds......................        --             8.39
Oil/Gas.................................      4.23               --
Banks...................................      3.90             0.68
Paper...................................      3.17               --
Steel...................................      1.77               --
Utilities - Electric & Water............      0.98               --
Financial institutions..................      0.95               --
Other...................................      1.49               --
                                           ---------       ----------
                                             80.22%           28.87%
                                           ---------       ----------
                                           ---------       ----------

                 See accompanying notes to financial statements

PAINEWEBBER            GLOBAL HIGH INCOME DOLLAR FUND INC.


                STATEMENT OF ASSETS AND LIABILITIES             OCTOBER 31, 1996

Assets
Investments in securities, at value (cost - $337,995,077)......................................   $371,910,789
Receivable for investments sold................................................................      8,942,500
Interest receivable............................................................................      6,021,371
Unrealized appreciation on forward foreign currency contracts..................................         86,389
Deferred organizational expenses...............................................................         52,745
Other assets...................................................................................          7,481
                                                                                                  ------------
Total assets...................................................................................    387,021,275
                                                                                                  ------------

Liabilities
Collateral for securities loaned...............................................................     28,596,250
Payable for investments purchased..............................................................     16,982,163
Payable to investment adviser and administrator................................................        363,459
Accrued expenses and other liabilities.........................................................        169,424
                                                                                                  ------------
Total liabilities..............................................................................     46,111,296
                                                                                                  ------------

Net Assets
Capital stock - $0.001 par value; total authorized shares - 100,000,000; 22,736,667 shares
  issued and outstanding.......................................................................    335,561,113
Distributions in excess of net investment income...............................................           (922)
Accumulated net realized losses from investments...............................................    (28,626,633)
Net unrealized appreciation of investments, other assets, liabilities and forward contracts
  denominated in foreign currencies............................................................     33,976,421
                                                                                                  ------------
Net assets.....................................................................................   $340,909,979
                                                                                                  ------------
                                                                                                  ------------
Net asset value per share......................................................................         $14.99
                                                                                                  ------------
                                                                                                  ------------

                See accompanying notes to financial statements
8

PAINEWEBBER            GLOBAL HIGH INCOME DOLLAR FUND INC.


                STATEMENT OF OPERATIONS      FOR THE YEAR ENDED OCTOBER 31, 1996

Investment income:
Interest (net of foreign withholding taxes).....................................................  $34,256,599
                                                                                                   ----------

Expenses:
Investment advisory and administration..........................................................    4,035,563
Custody and accounting..........................................................................      270,737
Reports and notices to shareholders.............................................................      136,011
Legal and audit.................................................................................       89,694
Transfer agency fees............................................................................       40,248
Amortization of organizational expenses.........................................................       27,812
Directors' fees.................................................................................       12,250
Other expenses..................................................................................       12,326
                                                                                                   ----------
                                                                                                    4,624,641
                                                                                                   ----------
Net investment income...........................................................................   29,631,958
                                                                                                   ----------
Realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
      Investment transactions...................................................................    6,972,906
      Foreign currency transactions.............................................................     (590,711)
Net change in unrealized appreciation/depreciation of:
      Investments...............................................................................   36,371,633
      Other assets, liabilities and forward contracts denominated in foreign currencies.........      357,946
                                                                                                   ----------
Net realized and unrealized gains from investment activities....................................   43,111,774
                                                                                                   ----------
Net increase in net assets resulting from operations............................................  $72,743,732
                                                                                                   ----------
                                                                                                   ----------

                See accompanying notes to financial statements
                                                                               9

PAINEWEBBER           GLOBAL HIGH INCOME DOLLAR FUND INC.


                STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEARS ENDED
                                                                                 OCTOBER 31,
                                                                          --------------------------
                                                                              1996          1995
                                                                          ------------  ------------
From operations:
Net investment income...................................................   $29,631,958   $30,471,283
Net realized gains (losses) from investment transactions................     6,972,906   (15,994,840)
Net realized losses from foreign currency transactions..................      (590,711)   (4,621,486)
Net change in unrealized appreciation/depreciation of investments.......    36,371,633    25,637,170
Net change in unrealized appreciation/depreciation of other assets,
  liabilities and forward contracts denominated in foreign currencies...       357,946      (417,075)
                                                                          ------------  ------------
Net increase in net assets resulting from operations....................    72,743,732    35,075,052
                                                                          ------------  ------------
Dividends and distributions to shareholders from:
Net investment income...................................................   (28,921,040)  (26,227,183)
Paid-in-capital.........................................................       --         (3,512,377)
                                                                          ------------  ------------
                                                                           (28,921,040)  (29,739,560)
                                                                          ------------  ------------
Net increase in net assets..............................................    43,822,692     5,335,492
Net Assets:
Beginning of year.......................................................   297,087,287   291,751,795
                                                                          ------------  ------------
End of year.............................................................  $340,909,979  $297,087,287
                                                                          ------------  ------------
                                                                          ------------  ------------

                See accompanying notes to financial statements
10

PAINEWEBBER      NOTES TO FINANCIAL STATEMENTS

                 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                 Global High Income Dollar Fund Inc. (the 'Fund') was incorporated in the state of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Organizational costs have been deferred and are being amortized using the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

                 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

                 Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber') and investment adviser and administrator of the Fund. Securities traded in the over-the-counter ('OTC') market and listed on The Nasdaq Stock Market, Inc. ('Nasdaq') are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term investments that mature in 60 days or less). The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

                 Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ('NYSE'). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

                 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the

PAINEWEBBER

                 event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

                 Investment Transactions and Investment Income--Investment transactions are recorded on trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

                 Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

                     (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

                     (2) Purchases and sales of investment securities, income
                         and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

                 Although the net assets and the market value of the Fund are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

                 Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ('forward contracts') in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to attempt to enhance income.

                 The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

                 Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                 Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

PAINEWEBBER

                 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

                 CONCENTRATION OF RISK

                 Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to specific industry, country or region.

                 INVESTMENT ADVISER AND ADMINISTRATOR

                 The Fund has an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets.

                 SECURITY LENDING

                 The Fund may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received no compensation from the Fund for the year ended October 31, 1996.

                 As of October 31, 1996, the Fund's custodian held cash and cash equivalents having an aggregate value of $28,596,250 as collateral for portfolio securities loaned having a market value of $28,063,208.

PAINEWEBBER

                 INVESTMENTS IN SECURITIES


                 For federal income tax purposes, the cost of securities owned at October 31, 1996, was substantially the same as the cost of securities for financial statement purposes.

                 At October 31, 1996, the components of net unrealized appreciation of investments were as follows:

                      Gross appreciation (investments having
                         an excess of value over cost)......   $ 38,148,552
                      Gross depreciation (investments having
                         an excess of cost over value)......     (4,232,840)
                                                               ------------
                      Net unrealized appreciation of
                         investments........................   $ 33,915,712
                                                               ------------
                                                               ------------

                 For the year ended October 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $288,544,856 and $219,341,286 respectively.

                 CAPITAL STOCK

                 There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 22,736,667 shares outstanding at October 31, 1996 Mitchell Hutchins owned 7,449 shares.

                 FEDERAL INCOME TAX STATUS

                 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

                 To reflect reclassifications arising from permanent 'book/tax' differences for the year ended October 31, 1996, accumulated net realized losses from investments were decreased by $590,711; distributions in excess of net investment income were increased by $332,772; and capital stock was decreased by $257,939.

                 During the current year ended October 31, 1996, the Fund utilized $6,115,787 of its capital loss carryforward to offset net realized capital gains for federal income tax purposes. At October 31, 1996, the Fund had remaining capital loss carryforwards of $28,626,547 available as a reduction, to the extent provided in the regulations, of any future net realized capital gains which expires as follows: $13,488,912 in 2002 and $15,137,635 in 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains to offset will not be distributed.

PAINEWEBBER        GLOBAL HIGH INCOME DOLLAR FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                               For the Years Ended
                                                                   October 31,                 For the Period
                                                         --------------------------------     October 8, 1993+
                                                           1996        1995        1994      to October 31, 1993
                                                         --------    --------    --------    -------------------
Net asset value, beginning of period..................   $  13.07    $  12.83    $  15.21         $   15.00
                                                         --------    --------    --------    -------------------
Net investment income.................................       1.30        1.34        1.43              0.04
Net realized and unrealized gains (losses) from
  investments and foreign currency transactions.......       1.89        0.21       (2.40)             0.17
                                                         --------    --------    --------    -------------------
Total increase (decrease) from investment
  operations..........................................       3.19        1.55       (0.97)             0.21
                                                         --------    --------    --------    -------------------
Dividends from net investment income..................      (1.27)      (1.16)      (1.34)         --
Distributions from paid-in-capital....................      --          (0.15)      (0.07)         --
                                                         --------    --------    --------    -------------------
Total dividends and distributions.....................      (1.27)      (1.31)      (1.41)         --
                                                         --------    --------    --------    -------------------
Net asset value, end of period........................   $  14.99    $  13.07    $  12.83         $   15.21
                                                         --------    --------    --------    -------------------
                                                         --------    --------    --------    -------------------
Per share market value, end of period.................   $  12.63    $  11.63    $  11.50         $   15.00
                                                         --------    --------    --------    -------------------
                                                         --------    --------    --------    -------------------
Total investment return (1)...........................      20.26%      13.65%     (14.80)%            0.00%
                                                         --------    --------    --------    -------------------
                                                         --------    --------    --------    -------------------
Ratios and supplemental data:
Net assets, end of period (000's).....................   $340,910    $297,087    $291,752         $ 345,755
Expenses to average net assets........................       1.43%       1.46%       1.50%             1.41%*
Net investment income to average net assets...........       9.18%      10.76%      10.40%             4.60%*
Portfolio turnover rate...............................         80%         71%         51%                1%

 ------------------
   *  Annualized
   +  Commencement of operations
(1) Total investment return on market value is calculated assuming a purchase of one share at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment returns for periods less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

PAINEWEBBER            GLOBAL HIGH INCOME DOLLAR FUND INC.


                REPORT OF INDEPENDENT ACCOUNTANTS

                To the Shareholders and Board of Directors of Global High Income Dollar Fund Inc.

                In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. (the 'Fund') at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 8, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                PRICE WATERHOUSE LLP
                1177 Avenue of the Americas
                New York, New York 10036
                December 23, 1996

PAINEWEBBER             GLOBAL HIGH INCOME DOLLAR FUND INC.

                TAX INFORMATION (UNAUDITED)

                We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1996) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid during the fiscal year by the Fund were derived from net investment income and are taxable as ordinary income.

                Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

                Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1996. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

PAINEWEBBER                      GLOBAL HIGH INCOME DOLLAR FUND INC.

                 GENERAL INFORMATION

                THE FUND

                Global High Income Dollar Fund Inc. (the 'Fund') is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $43.4 billion in assets under management as of October 31, 1996.

                SHAREHOLDER INFORMATION

                The Fund's NYSE trading symbol is 'GHI.' Comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal and New York Times and Barron's, as well as in numerous other newspapers.


                DISTRIBUTION POLICY

                The Fund has established a Dividend Reinvestment Plan under which all shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. Additional shares acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan.

                The Transfer Agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Transfer Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts.

================================================================================

BOARD OF DIRECTORS
Margo N. Alexander
Richard Q. Armstrong
E. Garrett Bewkes, Jr.
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
John R. Torell III

PRINCIPAL OFFICERS
Margo N. Alexander
President
Victoria E. Schonfeld
Vice President
Dianne E. O'Donnell
Vice President and Secretary
Julian F. Sluyters
Vice President and Treasurer
Stuart Waugh
Vice President

INVESTMENT ADVISER AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

OCTOBER 31, 1996

ANNUAL REPORT
================================================================================

GLOBAL HIGH
INCOME DOLLAR
FUND INC.

PaineWebber

(Copyright) 1996 PaineWebber Incorporated
                 Member SIPC